MANAGEMENT SERVICES AGREEMENT

THIS AGREEMENT dated effective as of the 1st day of March, 2007

BETWEEN: SCOTT HOUGHTON, of 1525 Yew Street,

Vancouver, BC, Canada, V6J 3E5

(hereinafter called "Houghton")

OF THE FIRST PART

AND: BIG BEAR RESOURCES INC., a company

incorporated under the laws of the

State of Nevada

(hereinafter called "Big Bear")

OF THE SECOND PART

WHEREAS Houghton has business and management expertise and

maintains an office with administration services, including

telephone and computer services;

AND WHEREAS Big Bear requires management services, office

administration services, including telephone and computer services,

and wishes Houghton to provide same to Big Bear;

NOW THEREFORE THE PARTIES HAVE AGREED and do hereby agree as follows:

1. Houghton hereby agrees to provide his services as President of

Big Bear to carry out management and direction of the business of the Company (the "Management Services").

2. Houghton hereby agrees to provide office administration

services, including telephone and computer services, to Big Bear

(the "Administrative Services").

3. In consideration of Houghton providing all the Management

Services and the Administrative Services to Big Bear, Big Bear agrees to pay to Houghton a consulting fee in the amount of

$3,000.00 U.S. per month payable on the 1st day of each month

(the "Consulting Fee").

4. In addition to the payment of the Consulting Fee, Big Bear agrees to reimburse Houghton for any expenses directly

attributable to performing its obligations to Coyote pursuant to this Agreement.

5. It is agreed that the Management Services to be provided by

Houghton to Big Bear will account for approximately 15% of

Houghton's business time. The Consulting Fee will be

increased in the event that Houghton is required to spend more than 15% of his business time in

providing the Management Services to an amount equal to fair market value of Houghton's services.

6. This Agreement shall be for a term of one year commencing

March 1, 2007 and ending March 1, 2008.

7. No amendment or termination of this Agreement shall be valid unless it is in writing and executed by both parties.

8. Time shall be of the essence of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED SEALED AND DELIVERED

by SCOTT HOUGHTON in the presence of

/s/ J. Parsons

_________________________________

Signature of Witness

B. Mumford /s/ Scott Houghton

_________________________________ _____________________________

Name of Witness SCOTT HOUGHTON

3475 Windermere Street, Van., B.C.

_________________________________

Address of Witness

BIG BEAR RESOURCES INC.

by its authorized signatory

/s/ K. Houghton

_________________________________

Signature of Authorized Signatory

K. Houghton - DIRECTOR

_________________________________

Name of Authorized Signatory